85129 7/02

Prospectus Supplement
dated July 19, 2002 to:

PUTNAM HEALTH SCIENCES TRUST
Prospectuses dated December 30, 2001

The following is added after the fourth sentence under the heading "Main Investment Strategies- Growth Stocks":

"Under normal circumstances, we invest at least 80% of net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries."

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The third and fourth sentences under the heading "What are the fund's main investment strategies and related risks?" are deleted.

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The following sentence is added to the first paragraph under the heading
"What are the fund's main investment strategies and related risks? -
Derivatives."

"Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment."